SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549

                       FORM 8-K

                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report: December 11, 1995
(Date of earliest event reported)



    Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)


Delaware             33-54227           75-2006294
(State or           (Commission     (I.R.S. Employer
Other Jurisdiction   File Number    Identification No.)
of Incorporation)


  8400 Normandale Lake Blvd., Suite 600, Minneapolis,
Minnesota                                         55437
        (Address of Principal Executive Office)(Zip Code)


     Registrant's telephone number, including area code:(612) 832-7000
Item 5.   Other Events.


          On December 13th, the Registrant expects to cause the issuance and sale of Mortgage Pass-
     Through Certificates, Series 1995-R20 (the
     "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 1995, among the Registrant, Residential Funding
     Corporation, as Master Servicer, and First
     National Bank of Chicago, as Trustee.

          In connection with the expected sale of the Series 1995-R20, Class A-1, Class A-2, Class A-3,
     Class A-4, Class A-5, Class A-6, Class A-7, Class
     A-8, Class A-9, Class A-10, Class A-11, Class R,
     Class M-1, Class M-2 and Class M-3 Certificates
     (the Underwritten Certificates), the Registrant has been advised by Donaldson Lufkin & Jenrette
     (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational
     Materials") with respect to the Underwritten
     Certificates following the effective date of the related Registration Statement, which
     Computational Materials are being filed manually as an exhibit to this report.

          The Computational Materials filed herewith as
     Exhibit 99 have been provided by the Underwriter.
     The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.

          The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors. The
     Computational Materials may be based on
     assumptions that differ from the assumptions set forth in the related Prospectus Supplement. The
     Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the
     Computational Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.

          In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates may very under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage
     Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

          Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions used therein may have a material impact on any returns detailed. Past performance is not indicative of future results.




Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits


     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits



              Item 601(a) of
              Regulation S-K
Exhibit No.   Exhibit No.         Description
1                 99           Computational Materials



     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                          RESIDENTIAL FUNDING MORTGAGE
                          SECURITIES I, INC.

                          By: /s/ Jill M. Johnson
                          Name:   Jill M. Johnson
                         Title:   Vice President




Dated: December 11, 1995


                           EXHIBIT INDEX

               Item 601(a) of   Sequentially
Exhibit        Regulation S-K   Numbered
Numbered       Exhibit No.      Description     Format
1              99              Computational       P
                                 Materials


                      EXHIBIT 1

              (Intentionally Omitted)